Exhibit 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Fleetcor Technologies Inc.
This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

EXECUTED this 8th day of February 2011.

SUMMIT PARTNERS, L.P. By: Summit Master Company, LLC, its general partner		SUMMIT PARTNERS VI (GP), LLC By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT PARTNERS VI (GP), L.P. By: Summit Partners VI (GP), LLC, its general partner By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner
SUMMIT VENTURES VI-A, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT VENTURES VI-B, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

SUMMIT VI ADVISORS FUND, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

Page 30 of 54 Pages

SUMMIT VI ENTREPRENEURS FUND, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

SUMMIT INVESTORS VI, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

STAMPS, WOODSUM & CO. IV By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner		SUMMIT PARTNERS SD II, LLC By: Stamps, Woodsum & Co. IV, its managing member By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT SUBORDINATED DEBT FUND II, L.P.
By: Summit Partners SD II, LLC, its general partner
By: Stamps, Woodsum & Co. IV, its managing member
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner
SUMMIT PARTNERS PE VII, LLC By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT PARTNERS PE VII, L.P. By: Summit Partners PE VII, LLC, its general partner By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner
SUMMIT PARTNERS PRIVATE EQUITY FUND VII-A, L.P.
By: Summit Partners PE VII, L.P., its general partner
By: Summit Partners PE VII, LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

Page 31 of 54 Pages

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-B, L.P.
By: Summit Partners PE VII, L.P., its general partner
By: Summit Partners PE VII, LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner
SUMMIT INVESTORS MANAGEMENT, LLC By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT INVESTORS I, LLC By: Summit Investors Management, LLC, its manager By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner		SUMMIT INVESTORS I (UK), L.P. By: Summit Investors Management, LLC, its manager By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

By:	*	By:	*
	Martin J. Mannion		Bruce R. Evans

*	By:	/s/ Robin W. Devereux
Robin W. Devereux Power of Attorney**

**        Pursuant to Powers of Attorney attached hereto as Exhibit 2.

Page 32 of 54 Pages